SEASHORE TETRACHEM LABS


                               2225 S Huron Drive

                               Santa Ana CA 92704

                     Phone (714) 556-0196 FAX (714) 556-6120


                  CONSULTANT, INDEPENDENT CONTRACTOR AGREEMENT


     THIS  AGREEMENT is made and entered into this 3 day of APRIL,  2000, by and
                                                  ---       ------------
between ADVANCE MEDICAL SYSTEMS INC place of business and corporate headquarters
        ---------------------------
at: 2950 GLASSELL ST Orange CA 92865
    --------------------------------

"Company")  TETRACHEM  INC; its  principal  place of business  2225 S. HURON DR.
            --------------                                     -----------------
Santa Ana CA, 92704  (Hereinafter  referred to as the  "Consultant,  Independent
-------------------
Contractor").


     WHEREAS  the  company  is in the  business  of  Medical  Devices  (In Vitro
                                                     ---------------------------
Diagnostics)
------------

     WHEREAS Consultant, Independent Contractor is engaged in the business of Consulting (Regulatory Affairs, FDA, CCHA, EPA ect.)
----------------------------------------------------

     WHEREAS Consultant, Independent Contractor is willing to enter into this Agreement for the performance of services as an independent contractor upon the terms and conditions set forth herein:

     NOW, THEREFORE, is consideration of the initial promises and agreements hereinafter set forth, the parties hereto agree as follows:

     1. The Company hereby agrees to retain the Consultant, Independent Contractor as an independent contractor, for the amount of $5000.00 per month
                                                    ----------------------------
(50% cash and 50% AMS private stock @ $5.00/share.).
---------------------------------------------------

     2. Consultant, Independent Contractor hereby agrees that he/she/it shall, at all times during the term of this Agreement, use all reasonable best efforts to perform his/her/its duties and fulfill his obligations in the FDA Regulations
                                                                 ---------------
required by 21CFR and all other federal, state and local regulations.
---------------------------------------------------------------------

     3. Consultant, Independent Contractor shall perform the service hereunder as an independent contractor and shall not be subject to the direction or control of the Company with respect to the manner in which the services are performed. Consultant, Independent Contractor shall be considered under the provisions of this Agreement or otherwise as having an employee status or as being entitled to participate in any plans or arrangements pertaining to or in connection with any pension, bonus, profit-sharing or similar benefits which the Company provides. It is further agreed and understood that Consultant,

Independent Contractor may engage his own agents, servants, or employees, and shall not be considered to be the agents, servants, or employees of the Company. Consultant, Independent Contractor shall be solely liable for any wages, fees, expenses, insurance and withholding taxes which are required to be paid or withheld in connection with payments made by Consultant, Independent Contractor to or on behalf of his/her/its agents, servants, or employees. Consultant, Independent Contractor further agrees to maintain and keep his own books and records with respect to any of his/her/its agents, servants and employees. Consultant, Independent Contractor's only relationship with the Company is that of an independent contractor as enumerated in this Agreement.

     4. Consultant, Independent Contractor shall not call upon, solicit, divert, or take away or attempt to call upon, solicit, divert, or take away any of the Company's trade secrets, including customers, upon whom Consultant, Independent Contractor or any of his/her/its agents, servants, and employees called upon, solicited, catered, became acquainted with, or acquired knowledge of after entering into this Agreement.

     5. Consultant, Independent Contractor and any and all of his/hers/its agents, servants and employees, shall strive diligently to maintain and enhance the reputation, usefulness and acceptance of the Company, servants and employees, shall strive diligently to maintain and enhance the reputation, usefullness and acceptance of the Company. Consultant, Independent Contractor further agrees that he will adhere to the industry's professional standards, and will perform any and all acts required under this Agreement in a manner consistent with generally accepted procedures and standards within the MEDICAL
                                                                         -------
DEVICE industry.
------

     6. Consultant, Independent Contractor hereby agrees to advise the Company of applicable governmental laws, rules and regulations which may be applicable to the performance of services hereunder, including but not limited to Federal, State, Municipal rules and regulations which may be imposed at locations where such services are performed.

     7. Consultant, Independent Contractor agrees that the Company is not liable for any acts done by Consultant, Independent Contractor or any of his/her/its agents, servants, or employees in the furtherance of this Agreement. In the event the Company shall be required to pay any sums because of a determination of a Court or other legal body that Consultant, Independent Contractor is anything other than an independent contractor, or Consultant,

     8. Any waiver, alteration, or modification of any of the provisions of this Agreement shall not be binding, unless the waiver alteration or modification is in writing, and sited by the parties and his/her/its duly authorized representative.

     9. Any assignment of this Agreement, without the prior written consent of the other, shall be void, and shall constitute a material breach hereof.

     10.  The term and life of this  Agreement  shall  commence  on the 3 day of
                                                                       ---
April 2000 and shall continue in full force and effect until April 1, 2001
----------

     11. Either party shall have the right to terminate this Agreement, prior to the expiration of the terms hereof, upon the occurrence of any of the following:

          a) Any breach or default by any party of any of the terms, obligations, covenants and representations under this Agreement,

          b) Any party to this Agreement fails or refuses to use his/her/its best efforts in the furtherance of this Agreement,

          c) Any part of this Agreement is declared insolvent, or bankrupt, declares bankruptcy, retakes an assignment for the benefit of creditors, or a receiver is appointed, or any proceeding is demanded by, for or against any party, under the provisions of the Federal Bankruptcy Act or code or any Amendment hereto.

          d) Consultant, Independent Contractor violates the Company's Trade Secrets.

          e) Any party reasonably determines that any party is conducting its business or acting in a manner which impairs the value or reputation of any party to this Agreement.

          f) Upon thirty (30) days prior written notice to all parties to this Agreement of his/her/its intent to terminate this Agreement.

     12. The term and life of this Agreement shall not extend or be renewed past the date set forth herein above, unless an extension or renewal, in writing, is signed by all the parties herein, Of their duly authorized representatives, prior to the expiration date of this Agreement as set forth above.

     13. All communications regarding this Agreement, and any and all notices required shall be in writing.

     14. This Agreement shall be deemed to have been entered into in the County of ORANGE State of California, and all questions concerning the validity,
   ------
interpretation of performance of any of its terms or provisions or of any rights or obligations of the parties hereto, shall be governed by and resolved in accordance with the laws of the State of California. The parties hereto expressly agree that the proper forum for the resolution of any disputes regarding this Agreement shall be in the County of ORANGE State of California.
                                                   ------

     15. The parties hereto agree that this Agreement shall constitute the entire Agreement of the Parties

WHEREFORE, THE BELOW SIGNED PARTIES HAVE READ THE FOREGOING CONSULTANT, INDEPENDENT CONTRACTOR'S AGREEMENT, AND KNOW AND UNDERSTAND THE CONTENTS THEREOF.

     By signing below, I certify that all information is true and correct,



COMPANY:                                      CONSULTANT, INDEPENDENT CONTRACTOR



NAME:(Print) /s/ AMS by Peter George
            -----------------------------     -----------------------------

                                              Advanced Medical Systems, Inc.
TEL:  714-283-5190
FAX:  714-283-5191






F A X



To:         Perry Rucker                           From: Peter George
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Fax:        556-6120                               Date: 04/10/00
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Phone:                                             Page:
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Re:                                                CC:
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[ ] Urgent [ ] For Review [ ] Please Comment [ ] Please Reply [ ] Please Recycle

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Comments:

Perry:

Our copy under item # 3 is missing the word NOT the second sentence, after
                                            ---
Contractor shall ______.

Our copy of item # 12 has a misspelling of the word duly, ours say's dul.

We would like to incorporate this verbiage under section 1, after the $5.00/share.)

We would like this included (During the period from April 3, 2000 and the expected date of funding on or about August 1, 2000 ) the fee for services shall be $1,500.00 per month, 50% cash and 50 AMS private stock @ $5.00/share. It is also agreed that the fee of $5,000.00 per month is subject to AMS obtaining the necessary lending to continue this project as outlined in attached Tetrachem Outline of services.

Please review the above statement for consideration and make your comments.

Thanks

/s/ Peter George                                    /s/ OK, Perry G. Rucker
                                                                    6/13/00